DUE TO MEMBERS	12 Months Ended
Dec. 31, 2024
DUE TO MEMBERS
DUE TO MEMBERS

12.DUE TO MEMBERS

The Company had entered into promissory notes with certain of its members to provide for working capital. As of December 31, 2024 and 2023, the amount of principal and accrued interest related to these notes were approximately $0.0 million and $5.2 million, respectively. The notes bear interest at the rate of 10% and are due on demand. For the years ended December 31, 2024 and 2023, interest expense related to these notes amounted to approximately $0.1 million and $0.4 million, respectively.

Subsequent to December 31, 2023, and in connection with the closing of the Business Combination, the noteholders agreed to satisfy all outstanding obligations, including the payment of principal and interest, in exchange for an amount of cash equal to approximately $0.9 million, forgiveness of certain other obligations owed to a noteholder and the issuance of 357,000 shares of common stock of Binah Capital Group, Inc.